Fees Summary	Oct. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	722,079.59
Total Transaction Valuation	5,228,671,935.45
Total Offset Amount	0
Net Fee	$ 722,079.59